Long-Term Debt and Lease Financing Obligation	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Long-Term Debt and Lease Financing Obligation

10. LONG-TERM DEBT AND LEASE FINANCING OBLIGATION

As of December 31, 2015 and 2014, our long-term debt consisted of the following:

		December 31,
(In millions)	Maturity Date	2015	2014
4.625 Notes (net of debt issuance costs totaling $9.6 million and $11.3 million at December 31, 2015 and 2014, respectively)	February 15, 2021	$678.4	$676.7
4.875 Notes (net of debt issuance costs totaling $5.8 million and $6.5 million at December 31, 2015 and 2014, respectively)	May 15, 2023	444.2	443.5
Term Loan (net of debt issuance costs totaling $2.4 million at December 31, 2014)	January 28, 2017	—	192.1
Term Loan (net of debt issuance costs and discounts totaling $3.1 million at December 31, 2015)	February 27, 2022	244.4	—
ABL Revolver	December 17, 2019	—	—

Total debt		1,367.0	1,312.3
Less: current portion of long-term debt		(2.5)	(2.8)

Long-term debt, net		$1,364.5	$1,309.5

4.625 Notes

Axiall Corporation and certain of its subsidiaries guarantee $688.0 million in aggregate principal amount of 4.625 percent senior unsecured notes due 2021 (the “4.625 Notes”) that were issued by a wholly-owned subsidiary, Eagle Spinco Inc. (“Spinco”) on January 28, 2013. Interest payments on the 4.625 Notes commenced on August 15, 2013 and interest is payable semi-annually in arrears on February 15 and August 15 of each year. The 4.625 Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by Axiall Corporation and by its existing and future domestic subsidiaries, other than certain excluded subsidiaries.

4.875 Notes

On February 1, 2013, Axiall Corporation issued $450.0 million in aggregate principal amount of 4.875 percent senior unsecured notes due 2023 (the “4.875 Notes”). Interest payments on the 4.875 Notes commenced on May 15, 2013 and interest is payable semi-annually in arrears on May 15 and November 15 of each year. The 4.875 Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by each of our existing and future domestic subsidiaries, other than certain excluded subsidiaries.

Term Loan

On February 27, 2015, Axiall Holdco, Inc., a wholly-owned subsidiary of the Company (“Axiall Holdco”), entered into a credit agreement with a syndicate of financial institutions (the “Term Loan Agreement”) for a new $250 million term loan facility (the “New Term Loan Facility”) to refinance the principal amount outstanding under the Company’s existing term loan facility, to pay related fees and expenses, and for general corporate purposes. Obligations under the New Term Loan Facility are fully and unconditionally guaranteed, on a senior secured basis, by the Company and by each of the Company’s existing and future wholly-owned domestic subsidiaries, other than certain excluded subsidiaries. The obligations under the New Term Loan Facility are secured by substantially all of the assets of Axiall Holdco, Axiall Corporation and the subsidiary guarantors.

The New Term Loan Facility contains an accordion feature that permits Axiall Holdco, subject to certain conditions and to obtaining lender commitments, to incur additional term loans under the New Term Loan Facility in an amount up to the greater of: (i) $250 million; and (ii) an amount that would not result in the Company’s consolidated secured debt ratio being greater than 2.50 to 1.00.

At the election of Axiall Holdco, the New Term Loan Facility bears interest at a rate equal to: (i) the Base Rate (as defined in the Term Loan Agreement) plus 1.50 percent per annum; or (ii) LIBOR (as defined in the Term Loan Agreement) plus 3.25 percent per annum; provided that at no time will the Base Rate be deemed to be less than 2.00 percent per annum or LIBOR be deemed to be less than 0.75 percent per annum. As of December 31, 2015, outstanding borrowings under the Company’s New Term Loan Facility had a stated interest rate of 4.00 percent per annum.

The Term Loan Agreement contains customary covenants (subject to exceptions), including certain restrictions on the Company and its subsidiaries to pay dividends.

ABL Revolver

The Company’s second amended and restated asset based revolving credit facility (the “ABL Revolver”), which the Company entered into in December 2014, provides for a maximum of $600.0 million of revolving credit, subject to applicable borrowing base limitations and certain other conditions. The credit agreement governing the ABL Revolver (the “ABL Credit Agreement”) contains customary covenants, including certain restrictions on the Company and its subsidiaries to pay dividends and repurchase shares of Company stock. These covenants are subject to certain exceptions and qualifications. Under the ABL Revolver, dividend payments and repurchases of our common stock in an aggregate amount not to exceed $150 million in any fiscal year may be made if both borrowing availability under the ABL Revolver would have exceeded $75 million at all times during the thirty days immediately preceding any such restricted payment and our consolidated fixed charge coverage ratio (as defined in the ABL Revolver) is equal to or exceeds 1.00 to 1.00, each on a pro forma basis after giving effect to any such proposed restricted payment. In addition, under the ABL Revolver, additional cash dividend payments may be made if both borrowing availability under the ABL Revolver then exceeds $100 million and our consolidated fixed charge coverage ratio (as defined in the ABL Revolver) is equal to or exceeds 1.10 to 1.00, each on a pro forma basis after giving effect to the proposed cash dividend payment. In December 2015, we amended our ABL Credit Agreement to, among other things, provide additional flexibility to pay dividends and consummate stock repurchases, modify the definition of consolidated EBITDA to include certain additional add backs and reductions to net income in determining consolidated EBITDA (as defined in the ABL Revolver), revise the definition of consolidated capital expenditures to exclude capital expenditures made in connection with the proposed ethane cracker (ethylene manufacturing plant) located in Lake Charles, Louisiana, (the “Plant”) and provide for a reduction in the amount of its basket for investments in such a plant by the amount of such capital expenditures that are excluded from the definition of consolidated capital expenditures.

As of December 31, 2015 and 2014, we had no outstanding balance under our ABL Revolver. Our availability under the ABL Revolver at December 31, 2015 was approximately $369.2 million, net of outstanding letters of credit totaling $81.9 million. As of December 31, 2015, depending on the duration of the loan, the applicable rate for borrowings would have been between 2.11 percent to 4.00 percent based on LIBOR or the Prime Rate, plus the applicable margin under the ABL Revolver.

As of December 31, 2015, we were in compliance with the covenants under our ABL Credit Agreement, the Term Loan Agreement and the indentures governing the 4.625 Notes and the 4.875 Notes.

Ability to Pay Dividends Under the ABL Revolver

Under the ABL Revolver, cash dividend payments in an aggregate amount not to exceed $150 million in any fiscal year may be made if both borrowing availability under the ABL Revolver would have exceeded $75 million at all times during the thirty days immediately preceding the dividend payment and our consolidated fixed charge coverage ratio (as defined in the definitive documentation governing the ABL Revolver) is equal to or exceeds 1.00 to 1.00, each on a pro forma basis after giving effect to the proposed dividend payment. In addition, under the ABL Revolver, additional cash dividend payments may be made if both borrowing availability under the ABL Revolver then exceeds $100 million and our consolidated fixed charge coverage ratio (as defined in the definitive documentation governing the ABL Revolver) is equal to or exceeds 1.10 to 1.00, each on a pro forma basis after giving effect to the proposed cash dividend payment. Additionally, under the ABL Revolver, cash dividend payments in an aggregate amount not to exceed $50 million in any fiscal year may be made if both borrowing availability under the ABL Revolver would have exceeded $250 million at all times during the 45 days immediately preceding the dividend payment declaration and exceeds $250 million on the day of declaration of such dividend payment, and is reasonably expected to exceed $250 million on the last day of the calendar month during which such dividend payment is declared, and on the last day of the next two succeeding calendar months.

Cash Interest for Long-term Debt

Cash payments for interest during the years ended December 31, 2015, 2014 and 2013 were $68.7 million, $66.4 million and $69.2 million, respectively.

Lease Financing Obligation

As of December 31, 2015 and 2014, we had a lease financing obligation of $44.0 million and $53.0 million, respectively. The change from the December 31, 2014 balance is due to the change in the Canadian dollar exchange rate as of December 31, 2015. The lease financing obligation is the result of the sale and concurrent leaseback of certain land and buildings in Canada in 2007 for a term of ten years. In connection with this transaction, certain terms and conditions, including the requirement to execute a collateralized letter of credit in favor of the buyer-lessor, resulted in the transaction being recorded as a financing transaction rather than a sale for GAAP purposes. As a result, the land, building and related accounts continue to be recognized in the consolidated balance sheets. The collateralized letter of credit expired on February 2, 2015 and is no longer required. We are not obligated to repay the lease financing obligation amount of $44.0 million. Our obligation is for the future minimum lease payments under the terms of the related lease agreements. The future minimum lease payments under the terms of the related lease agreements as of December 31, 2015 are $3.3 million in 2016, and $0.8 million in 2017, the final year of the lease agreements. The change in the future minimum lease payments from such amounts disclosed as of December 31, 2014 is due to current period payments and the change in the Canadian dollar exchange rate as of December 31, 2015.